EXHIBIT 32.1

CERTIFICATION BY THE EXECUTIVE CHAIRMAN

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carlos A. Cabrera, Executive Chairman, of Ivanhoe Energy Inc., hereby certify that:

(a)
our periodic report on Form 10-K/A for the year ended December 31, 2011 (the “Form 10-K/A”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and related interpretations; and

(b)	the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and our results of operations.

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By:	/s/ Carlos A. Cabrera
Carlos A. Cabrera
Executive Chairman

Date:	March 27, 2013